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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]    Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[_]    Soliciting Material Pursuant to Section 240.14a-12

                       THE MUNDER FRAMLINGTON FUNDS TRUST
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[_]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1)    Title of each class of securities to which transaction applies:

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       (2)    Aggregate number of securities to which transaction applies:

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       (3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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       (4)    Proposed maximum aggregate value of transaction:

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       (5)    Total fee paid:

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[_]    Fee paid previously with preliminary materials.
[_]    Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1)    Amount Previously Paid

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       (2)    Form, Schedule or Registration Statement No.:

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       (3)    Filing Party:

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       (4)    Date Filed:

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[LOGO] MUNDER FUNDS                Your fellow shareholders are counting on you.
                                   Please take a minute and vote today!

                                THE MUNDER FUNDS
                  480 Pierce Street, Birmingham, Michigan 48009
[DATE]

Special Meeting of Shareholders to be held on Monday, April 28, 2003.

Dear Shareholder:

Recently we sent you proxy material regarding the Special Meeting of Shareholders to take place on April 28, 2003. The Funds' records indicated that we have not received your important vote. We urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the Meeting as scheduled and avoid the possibility of an adjournment. In order for your shares to be represented, we need to receive your instructions before the Meeting on April 28th at 10:00 a.m. Eastern Time.

EVERY VOTE COUNTS!

You may think your vote is not important, but it is critical to enable the Munder Funds to hold the meeting as scheduled, so please vote immediately. Any additional solicitations are costly and time-consuming. We urge you to vote your proxy now. You and all other shareholders will benefit from your cooperation.

After careful review, the Board of Directors/Trustees has unanimously recommended a vote "FOR" the all of the proposals detailed in your proxy statement. If you have any questions regarding the meeting agenda or the execution of your proxy please call one of our proxy specialists toll-free at 1-877-456-6399.

        For your convenience, please utilize one of the easy methods below to register your vote:

        1. By Touch Tone Phone.
        Please call us toll-free 24 hours a day at 1-800-690-6903 and enter the 14-digit control number located on your enclosed proxy card.

        2. By Internet.
        Visit www.proxyweb.com and enter the 14-digit control number located on your enclosed proxy card.

        3. By Mail.
        Simply return your executed proxy in the enclosed postage paid envelope immediately so that we will receive it by April 28, 2003.

                       DON'T HESITATE. PLEASE VOTE TODAY!

                                                                             REG

[LOGO] MUNDER FUNDS                Your fellow shareholders are counting on you.
                                   Please take a minute and vote today!

                                THE MUNDER FUNDS
                  480 Pierce Street, Birmingham, Michigan 48009

[DATE]

Special Meeting of Shareholders to be held on Monday, April 28, 2003.

Dear Shareholder:

Recently we sent you proxy material regarding the Special Meeting of Shareholders to take place on April 28, 2003. The Fund's records indicated that we have not received your important vote. We urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the Meeting as scheduled and avoid the possibility of an adjournment. In order for your shares to be represented, we need to receive your instructions before the Meeting on April 28th at 10:00 a.m. Eastern Time.

EVERY VOTE COUNTS!

You may think your vote is not important, but it is critical to enable the Funds to hold the meeting as scheduled, so please vote immediately. Any additional solicitations are costly and time-consuming. We urge you to vote your proxy now. You and all other shareholders will benefit from your cooperation.

After careful review, the Board of Directors/Trustees has unanimously recommended a vote "FOR" the all of the proposals detailed in your proxy statement. If you have any questions regarding the meeting agenda or the execution of your proxy please call one of our proxy specialists toll-free at 1-877-456-6399.

     For your convenience, please utilize one of the easy methods below to register your vote:

     1. By Phone.
     Dial the toll-free number found on your enclosed proxy card and enter the 12-digit control from your proxy card.

     2. By Internet.
     Visit www.proxyvote.com and enter the 12-digit control number located on your enclosed proxy card.

     3. By Mail.
     Simply return your executed proxy in the enclosed postage paid envelope immediately so that we will receive it by April 28, 2003.

                       DON'T HESITATE. PLEASE VOTE TODAY!

                                                                           N/OBO